Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064



                             The Montgomery Funds II

                    Supplement dated December 5, 2002 to the
                        Prospectus dated October 31, 2002

For Shareholders in the Montgomery Institutional Series: International Growth Portfolio only:

Purchases are no longer being accepted into the Montgomery Institutional Series:
International Growth Portfolio (the "Portfolio"). The Portfolio will close by December 30, 2002 and its assets will be returned to shareholders.